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                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of Donald W. Goldfus, Terry L. Hall and Robert Barbieri, with full power to each to act without the other, his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Apogee Enterprises, Inc. (the "Company") relating to the registration of 2,500,000 shares of Company Common Stock that may be issued from time to time pursuant to the Company's 1997 Omnibus Stock Incentive Plan, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on this 25th day of July, 1997, by the following persons:


/s/ Donald W. Goldfus                    /s/ James L. Martineau
---------------------------------        ---------------------------------------
Donald W. Goldfus                        James L. Martineau


/s/ Terry L. Hall                        /s/ Stephen C. Mitchell
---------------------------------        ---------------------------------------
Terry L. Hall                            Stephen C. Mitchell


/s/ Barbara B. Grogan                    /s/Laurence J. Niederhofer
---------------------------------        ---------------------------------------
Barbara B. Grogan                        Laurence J. Niederhofer


/s/ Harry A. Hammerly                    /s/ D.Eugene Nugent
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Harry A. Hammerly                        D. Eugene Nugent